THE GABELLI MATHERS FUND

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001


                                     [PHOTO OF HENRY G. VAN DER EB, CFA OMITTED]
                                                        HENRY G. VAN DER EB, CFA


TO OUR SHAREHOLDERS,

     U.S. stock prices, corporate profits and short-term interest rates all fell significantly during the third quarter as the tragic events of September 11th accelerated previously established downtrends. This year, the U.S. Federal Reserve has aggressively reduced the Federal funds rate nine times, from 61/2 to 21/2 percent, in a valiant effort to revive the U.S. economy, raise consumer confidence and lift stock prices. A motivated and unusually cooperative U.S. Congress has responded to


[CHART OMITTED.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

                        STOCK BUBBLES AND DISCOUNT RATES

This chart was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The chart is divided into three section. The first of the three charts shows the Dow Jones Industrial Average from its 1920 level of approximately 115 to its 1929 high of 381 to its 1931 low of 41. Below the Dow Jones Industrial Average, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% in 1929 to a low of 1.5% in 1931. Note that stock prices fell while interest rates declined.

The second of the three charts shows the Tokyo Nikkei from its 1983 level of approximately 11,000 to a 1989 high of 38,916 to a decline to 14,309 in 1991 followed by an increase to approximately 22,500 in 1996 and a decline to 9,504 in 2001. Below the Tokyo Nikkei, for the same time period, is the Japanese Discount Rate percentage ranging from a high of 6% in 1991 to a low of 0.10% in 2001. Note that stock prices fell while interest rates declined.

The third of the three charts shows the Nasdaq Composite from its 1990 level of approximately 500 to a 1999 high of 5,049 followed by a decline to 1,423 in 2001 noted with a question mark. Below the Nasdaq Composite, for the same time period, is the Federal Discount Rate percentage ranging from a high of 7% in 1990 to a low of 3% in 1992. Rates peaked again in 2000 at 6% followed by a decline to 2% in October 2001. The chart poses the following question: Will a decline in the discount rate will prevent stock prices from falling further?


"THE EXCESS CREDIT WHICH THE FED PUMPED INTO THE ECONOMY (IN THE LATE 1920S) SPILLED OVER INTO THE STOCK MARKET -- TRIGGERING A FANTASTIC SPECULATIVE BOOM. BELATEDLY, FEDERAL RESERVE OFFICIALS ATTEMPTED TO SOP UP EXCESS RESERVES AND FINALLY SUCCEEDED IN BREAKING THE BOOM. BUT IT WAS TOO LATE. BY 1929 THE SPECULATIVE IMBALANCES HAD BECOME SO OVERWHELMING THAT THE ATTEMPT PRECIPITATED A SHARP RETRENCHING AND A CONSEQUENT DEMORALIZING OF BUSINESS CONFIDENCE." ALAN GREENSPAN 1966.

acute economic weakness by quickly proposing substantial fiscal stimulus primarily targeted at increasing consumer spending, which comprises about two-thirds of U.S. Gross Domestic Product.

INVESTMENT PERFORMANCE AND PORTFOLIO HIGHLIGHTS

     The Gabelli Mathers Fund total returns for the third quarter, nine months and one-year periods ended September 30, are shown in the table below. The Nasdaq Composite return numbers exclude dividends, which are negligible, while the Standard & Poor's 500 Index and Dow Jones Industrial Average are both total return.

                                            3 Months      9 Months      1 Year
                                            --------      --------      ------
           GABELLI MATHERS FUND               -0.56         +2.24        +4.40
           Standard & Poor's 500 Index       -14.69        -20.41       -26.63
           Dow Jones Industrial Average      -15.37        -16.91       -15.63
           Nasdaq Composite                  -30.67        -39.34       -59.20

     The portfolio remained conservatively invested during the quarter, with a strong bias toward capital preservation. The Fund closed at an all-time high net asset value per share (dividend adjusted) on September 4th, up 5.31% year-to-date, but gave back several percentage points as market volatility increased dramatically following the terrorist attacks on September 11th. The Fund celebrated its 36th anniversary on August 11th and, from inception through September 30, has earned a total return of 4,227.39% vs. 4,077.65% for the S&P 500 Index. At the end of the quarter, the portfolio was 95.9% short-term U.S. Treasury Bills, 4.1% long stocks and 13.8% short stocks.


[CHART OMITTED.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

                  FINANCIAL CRISES & SHORT-TERM INTEREST RATES

This chart was prepared for the Gabelli Mathers Fund by the Bank Credit Analyst showing the financial crises and the U.S. Federal Funds Rate over a 33-year period ending in 2001. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The financial crises noted are: 1970 Penn Central, 1974 Franklin National, 1980 Silver Bubble, 1982 Drysdale Securities & Mexico Default, 1984 Continental Illinois, 1990 Savings & Loan, 1994 Mexican Peso, 1997 Pac Rim, 1998 Asian LTCM/Russian Default, 2001 U.S. Corp. Profit Crisis and the 2001 WTC Attack. Each was followed by a major easing of Federal Fund Rates.

           U.S. STOCK MARKET CAPITALIZATION AS PERCENT OF NOMINAL GDP

[CHART OMITTED.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This chart was prepared for the Gabelli Mathers Fund by Topline Investment Graphics, Boulder, CO. A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863. The line is the ratio of stock market capitalization to nominal GDP. The chart's X-axis represents years, from 1926 through 2001 and its Y-axis shows percentage points, from 1 to 185. The average, since 1926, has been 53.8%. The high points (August 1929, 81.4%; November 1968, 77.7%; December 1972, 78.0% and March 2000, 183.0%) were all followed by severe bear markets. The current value is 108.5%.

Also contained within the chart is a table of data as follows:


-----------------------------------------------------
  S&P 500               PRICE     DIVIDEND     P/E
1928 - 2001             BOOK       YIELD %    RATIO
-----------             -----     --------    -----

5 Major Bottoms          0.9        7.14       7.8
Long-term Average        1.9        3.82      14.7

6 Major Tops             2.4        2.94      20.2
-----------
Sep. '29 Top             3.6        2.86      21.1
Aug. '87 Top             2.5        2.58      22.9
Jul. '99 *               7.5        1.18      37.0
Mar. '00 Top             7.3        1.10      31.7
Sept.'01                 5.2        1.51      28.3
-----------------------------------------------------
* Record Overvaluation



HIGH NOON

     Downside economic and stock market risks remain high despite substantial monetary easing and fiscal stimulus. The U.S. and major world economies continue in rare simultaneous downtrends, while benchmark U.S. stock market indices remain well below their levels when the Fed started to ease in January. Historical precedent for these two occurrences suggests that the U.S. may be entering a deep, prolonged and possibly deflationary economic contraction, to be followed by a halting recovery. Stocks remain very pricey by traditional measures at a time when profits are in free-fall and the equity risk premium has risen sharply because of deteriorating corporate credit ratings.

     Consumer spending is now the keystone supporting the U.S. economy. However, high debt, rising unemployment, loss of confidence, eroding financial wealth, and increased personal saving are likely to offset the pro-spending impact of lower interest rates, energy prices and taxes, leaving consumer demand vulnerable. A pop of the housing price bubble would add a new restraint on spending.

     With geopolitical dangers rising, a conservative approach to investing remains appropriate for now.

                                                 Sincerely,

                                                 /S/ HENRY G. VAN DER EB, CFA

                                                 HENRY G. VAN DER EB, CFA
October 25, 2001                                 President and Portfolio Manager

TAX LOSS CARRYFORWARD OFFSETS CAPITAL GAINS

     The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2001, as was the case in 2000. Capital gains realized on investments in 2002 and future years are also expected to be offset until the carryforward is either used up or expires. Consequently, there will be no taxable capital gains distributions until such time.

WWW.GABELLI.COM

     Please visit us on the Internet. The Gabelli home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

     The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.


              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                               Logarithmic Scale

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

DATE               MATHERS FUND   S&P 500 INDEX
----               ------------   -------------
08-16-65             10,000.00      10,000.00
8-16-65 TO 9-30-65   10,556.00      10,389.00
       9/30/66       11,133.30       9,140.56
       9/30/67       22,681.66      11,936.95
       9/30/68       29,627.51      13,081.38
       9/30/69       28,692.27      12,240.32
       9/30/70       24,630.45      11,491.39
       9/30/71       34,228.44      13,861.01
       9/30/72       40,042.66      16,044.59
       9/30/73       34,362.76      16,213.79
       9/30/74       17,822.51       9,904.40
       9/30/75       26,552.19      13,681.96
       9/30/76       36,508.07      17,849.29
       9/30/77       41,766.09      17,094.41
       9/30/78       56,851.80      19,140.70
       9/30/79       72,484.35      21,524.32
       9/30/80      100,291.18      26,071.08
       9/30/81       94,849.30      25,359.42
       9/30/82      101,474.67      27,886.19
       9/30/83      137,310.29      40,227.31
       9/30/84      128,558.66      42,150.09
       9/30/85      144,053.14      48,223.50
       9/30/86      183,344.98      63,536.75
       9/30/87      249,809.13      91,158.90
       9/30/88      271,788.36      79,872.80
       9/30/89      293,959.76     106,182.70
       9/30/90      327,036.05      96,380.35
       9/30/91      361,358.82     126,288.07
       9/30/92      372,047.41     140,304.22
       9/30/93      374,289.49     158,496.30
       9/30/94      376,651.90     164,328.46
       9/30/95      396,887.88     213,140.90
       9/30/96      392,405.89     256,485.51
       9/30/97      398,044.19     360,206.93
       9/30/98      393,819.32     392,770.78
       9/30/99      392,526.14     502,587.43
       9/30/00      414,421.98     569,308.08
       9/30/01      432,671.41     417,684.06



AVERAGE ANNUAL RETURNS (%) *


                           9 MOS     1 YR      2 YRS    3 YRS    5 YRS   10 YRS     25 YRS    36 YRS**
                          ------    ------     ------   -----    -----   ------     ------    --------
GABELLI MATHERS FUND        2.24      4.40      4.99     3.19     1.98     1.81      10.40     10.99
Standard & Poor's 500     (20.41)   (26.63)    (8.84)    2.07    10.24    12.71      13.44     10.88

* All periods ended 9-30-01. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Nine months not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. ** From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite are unmanaged indicators of stock market performance.

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
   SHARES                                                             VALUE
   ------                                                             ------

                COMMON STOCKS -- 4.1%
                ENERGY AND UTILITIES -- 0.6%
 97,000         Petroleum Geo-Services ASA, ADR+ ...............   $    611,100
                                                                   ------------
                FOOD AND BEVERAGE -- 0.9%
 47,500         Hain Celestial Group Inc.+ .....................        874,475
                                                                   ------------
                RETAIL -- 2.6%
840,000         OfficeMax Inc.+ ................................      2,562,000
                                                                   ------------
                TOTAL COMMON STOCKS ............................      4,047,575
                                                                   ------------
  PRINCIPAL
   AMOUNT
  ---------

                U.S. GOVERNMENT OBLIGATIONS -- 70.5%
 $69,000,000    U.S. Treasury Bills,
                  1.86% to 3.37%++,
                  due 10/04/01 to 10/18/01 .....................     68,945,439
                                                                   ------------

                REPURCHASE AGREEMENTS -- 25.1%
   5,000,000    Agreement with ABN AMRO,
                  3.05%, dated 09/28/01, due 10/01/01,
                  proceeds at maturity $5,001,271 (a) ..........      5,000,000

   5,000,000    Agreement with Barclays Capital,
                  3.20%, dated 09/28/01, due 10/01/01,
                  proceeds at maturity $5,001,333 (b) ..........      5,000,000

   5,000,000    Agreement with Bear Stearns,
                  2.90% dated 09/28/01, due 10/01/01,
                  proceeds at maturity $5,001,208 (c) ..........      5,000,000

   4,533,205    Agreement with State Street Bank
                  & Trust Co.,
                  3.05% dated 09/28/01, due 10/01/01,
                  proceeds at maturity $4,534,357 (d) ..........      4,533,205

   5,000,000    Agreement with Warburg Dillion Reed,
                  3.23%, dated 09/28/01, due 10/01/01,
                  proceeds at maturity $5,001,346 (e) ..........      5,000,000
                                                                   ------------
                TOTAL REPURCHASE AGREEMENTS ....................     24,533,205
                                                                   ------------
                TOTAL INVESTMENTS -- 99.7%
                  (Cost $100,563,626) ..........................     97,526,219

                OTHER ASSETS AND
                  LIABILITIES (NET) -- 0.3% ....................        267,168
                                                                   ------------
                NET ASSETS -- 100.0% ...........................    $97,793,387
                                                                   ============


                                                                       MARKET
   SHARES                                                              VALUE
   ------                                                              ------

                COMMON STOCKS
                SECURITIES SOLD SHORT -- 13.8%
       5,000    AutoZone Inc. ..................................   $   (259,300)
      30,000    Diamonds Trust Series I ........................     (2,652,000)
       5,000    Elcor Corp .....................................       (107,650)
      10,000    iShares Russell 2000 Index Fund ................       (802,000)
      40,300    iShares S&P SmallCap Index Fund ................     (3,845,426)
      40,000    Midcap SPDR Trust Series I .....................     (3,166,000)
      20,000    SPDR Trust Series I ............................     (2,088,800)
      10,000    TJX Companies Inc. .............................       (329,000)
      10,000    Toro Co. .......................................       (421,000)
                                                                   -------------
                                                                   $(13,671,176)
                                                                   =============

---------------------
+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depositary Receipt.

(a) Collateralized by U.S. Treasury Bond, 11.250%, due 02/15/15, market value $5,106,208.

(b) Collateralized by U.S. Treasury Note, 5.50%, due 02/28/03, market value $5,100,000.

(c) Collateralized by U.S. Treasury Bills, 2.36%, due 12/27/01, market value $5,105,345.

(d) Collateralized by U.S. Treasury Note, 5.625%, due 11/30/02, market value $4,626,669.

(e) Collateralized by U.S. Treasury Note, 8.750%, due 11/15/08, market value $5,100,813.

                            THE GABELLI MATHERS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI AFTER 6:00 P.M.)

                                BOARD OF TRUSTEES

   Mario J. Gabelli, CFA                             Karl Otto Pohl
   CHAIRMAN AND CHIEF                                FORMER PRESIDENT
   INVESTMENT OFFICER                                DEUTSCHE BUNDESBANK
   GABELLI ASSET MANAGEMENT INC.

   E. Val Cerutti                                    Anthony R. Pustorino
   CHIEF EXECUTIVE OFFICER                           CERTIFIED PUBLIC ACCOUNTANT
   CERUTTI CONSULTANTS, INC.                         PROFESSOR, PACE UNIVERSITY

   Anthony J. Colavita                               Werner J. Roeder, MD
   ATTORNEY-AT-LAW                                   MEDICAL DIRECTOR
   ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL

   Vincent D. Enright                                Jack O. Vance
   FORMER SENIOR VICE PRESIDENT                      MANAGING DIRECTOR
   AND CHIEF FINANCIAL OFFICER                       MANAGEMENT RESEARCH INC.
   KEYSPAN ENERGY CORP.

   Jon P. Hedrich                                    Henry G. Van der Eb, CFA
   FORMER PRESIDENT AND PARTNER                      PRESIDENT AND CHIEF
   STEINER DIAMOND INSTITUTIONAL                     EXECUTIVE OFFICER
   SERVICES                                          THE GABELLI MATHERS FUND

   Robert E. Kohnen                                  Anthonie C. van Ekris
   FORMER VICE PRESIDENT AND                         MANAGING DIRECTOR
   INVESTMENT MANAGER                                BALMAC INTERNATIONAL, INC.
   PROTECTION MUTUAL INSURANCE

                         OFFICERS AND PORTFOLIO MANAGER

   Henry G. Van der Eb, CFA                             Anne E. Morrissy, CFA
   PRESIDENT AND                                        EXECUTIVE VICE PRESIDENT
   PORTFOLIO MANAGER

   Bruce N. Alpert                                      James E. McKee
   EXECUTIVE VICE PRESIDENT                             SECRETARY
   AND TREASURER

   Heidi M. Stubner                                     EdithL. Cook
   VICE PRESIDENT                                       VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB1726Q301SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]


THE
GABELLI
MATHERS
FUND



                                                            THIRD QUARTER REPORT
                                                              September 30, 2001